Blackstone Long-Short Credit Income Fund

Portfolio of Investments
March 31, 2021 (Unaudited)

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 127.24%
Aerospace & Defense - 2.65%
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan, 3M US L + 3.50%, 04/06/2026	$1,067,985	$1,038,129
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan, 3M US L + 3.50%, 04/06/2026	574,122	558,073
Nordam Group LLC, First Lien Initial Term Loan, 1M US L + 5.50%, 04/09/2026	1,411,200	1,333,584
Peraton Corp., First Lien B Term Loan, 2M US L + 3.75%, 0.75% Floor, 02/01/2028	807,605	808,954
Peraton Corp., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/01/2028	1,421,310	1,423,684
		5,162,424

Air Transport - 2.27%
AAdvantage Loyality IP, Ltd., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 04/20/2028	1,082,447	1,110,358
American Airlines, Inc., First Lien 2017 Class B Term Loan, 1M US L + 2.00%, 04/28/2023	744,500	711,813
American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	544,011	482,608
Atlantic Aviation FBO, Inc., First Lien B Term Loan, 1M US L + 3.75%, 12/06/2025	447,710	448,269
Global Medical Response, Inc., First Lien 2018 New Term Loan, 3M US L + 4.25%, 1.00% Floor, 03/14/2025	1,445,102	1,438,397
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 10/02/2025	230,349	229,975
		4,421,420

Automotive - 1.33%
Bright BidCo B.V., First Lien 2018 Refinancing B Term Loan, 3M US L + 3.50%, 1.00% Floor, 06/30/2024	1,664,021	1,277,136
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan, 1M US L + 3.25%, 04/30/2026	877,064	869,389
Superior Industries International, Inc., First Lien Replacement Term Loan, 1M US L + 4.00%, 05/22/2024	440,065	439,517
		2,586,042

Beverage & Tobacco - 0.89%
Triton Water Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.50% Floor, 03/31/2028	1,741,176	1,736,684

Brokers, Dealers & Investment Houses - 4.16%
Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	1,270,778	1,271,972
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/09/2027	2,701,889	2,708,644
Edelman Financial Center LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 07/20/2026	553,846	555,231
Edelman Financial Engines Center LLC, First Lien Initial (2021) Term Loan, 3M US L + 3.75%, 0.75% Floor, 04/07/2028	2,953,894	2,941,901
Newport Group Holdings II, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 09/12/2025	615,573	613,729
		8,091,477

Building & Development - 3.08%
C.H.I. Overhead Doors, Inc., First Lien Third Amendment Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 07/31/2025(b)	388,559	389,288
Cornerstone Building Brands, Inc., First Lien B Term Loan, 1M US L + 3.25%, 0.50% Floor, 04/12/2028	1,100,079	1,097,328
Foundation Building Materials, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 0.50% Floor, 01/31/2028	341,966	339,273

	Principal Amount	Value
Building & Development (continued)
Foundation Building Materials, Inc., First Lien Sailor Term Loan, 1M US L + 3.25%, 0.50% Floor, 01/31/2028	$197,764	$196,206
LBM Acquisition LLC, First Lien Initial Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	237,726	237,125
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/17/2027	1,069,768	1,067,062
MI Windows and Doors LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 12/18/2027	1,098,007	1,103,502
Ply Gem Midco, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 04/12/2025	2,828	2,831
Tutor Perini Corp., First Lien B Term Loan, 3M US L + 4.75%, 1.00% Floor, 08/18/2027	189,768	192,200
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 3M US L + 4.00%, 0.50% Floor, 10/19/2027	1,365,242	1,364,484
		5,989,299

Business Equipment & Services - 23.25%
Access CIG LLC, First Lien B Term Loan, 1M US L + 3.75%, 02/27/2025	850,013	844,394
Access CIG LLC, Second Lien Initial Term Loan, 1M US L + 7.75%, 02/27/2026	410,168	410,680
Allied Universal Holdco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 07/10/2026	917,707	916,275
APFS Staffing Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 04/15/2026	1,607,727	1,603,209
AqGen Ascensus, Inc., First Lien Seventh Amendment Replacement Term Loan, 3M US L + 4.00%, 1.00% Floor, 12/03/2026	1,161,701	1,162,607
BMC Acquisition, Inc., First Lien Initial Term Loan, 3M US L + 5.25%, 1.00% Floor, 12/28/2024	634,922	632,144
Cambium Learning Group, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 0.75% Floor, 12/18/2025	1,820,091	1,824,532
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 1.00% Floor, 10/30/2026	516,691	517,078
Cast & Crew Payroll LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 02/09/2026	1,771,256	1,748,840
Convergint Technologies LLC, First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/18/2028	121,417	121,000
Convergint Technologies LLC, First Lien Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/18/2028	579,767	577,776
Convergint Technologies LLC, Second Lien 2nd lien TL Term Loan, 3M US L + 6.75%, 0.75% Floor, 03/18/2029(b)	581,429	584,336
Dun & Bradstreet Corp., First Lien Initial Borrowing Term Loan, 1M US L + 3.25%, 02/06/2026	1,461,378	1,455,445
Epicor Software Corp., First Lien C Term Loan, 1M US L + 3.25%, 0.75% Floor, 07/30/2027	1,317,610	1,315,614
Epicor Software Corp., Second Lien Initial Term Loan, 1M US L + 7.75%, 1.00% Floor, 07/31/2028	704,746	730,293
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/04/2027	682,075	683,781
Garda World Security Corp., First Lien B-2 Term Loan, 1M US L + 4.25%, 10/30/2026	1,587,642	1,591,277
GI Revelation Acquisition LLC, First Lien Initial Term Loan, 1M US L + 5.00%, 04/16/2025	1,136,688	1,140,479
GI Revelation Acquisition LLC, Second Lien Initial Term Loan, 1M US L + 9.00%, 04/16/2026	1,260,000	1,262,104
Globallogic Holdings, Inc., First Lien 2020 Incremental B-2 Term Loan, 1M US L + 3.75%, 0.75% Floor, 09/14/2027	646,308	647,116
IG Investments Holdings LLC, First Lien Refinancing Term Loan, 3M US L + 4.00%, 1.00% Floor, 05/23/2025	1,266,941	1,268,924
Informatica LLC, Second Lien Initial Term Loan, 3M US L + 7.125%, 02/25/2025	387,000	396,435
Inmar, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 05/01/2025	802,345	766,239
KUEHG Corp, Second Lien Tranche B Term Loan, 3M US L + 8.25%, 1.00% Floor, 08/22/2025	1,410,922	1,363,303
KUEHG Corp., First Lien B-3 Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/21/2025	732,113	717,676
Learning Care Group No. 2, Inc., 3M US L + 3.25%, 1.00% Floor, 03/13/2025	1,387,290	1,362,728
LegalZoom.com, Inc., First Lien 2018 Term Loan, 1M US L + 4.50%, 11/21/2024	1,508,143	1,508,769
Minotaur Acquisition, Inc., First Lien B Term Loan, 1M US L + 5.00%, 03/27/2026	1,096,121	1,096,581
Mitchell International, Inc., First Lien Amendment No. 2 New Facility Term Loan, 1M US L + 4.25%, 0.50% Floor, 11/29/2024	186,700	187,354
Mitchell International, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 11/29/2024	1,011,531	997,132
Mitchell International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 12/01/2025	460,606	460,894
National Intergovernmental Purchasing Alliance Company, First Lien Initial Term Loan, 3M US L + 3.75%, 05/23/2025	1,633,651	1,630,931
National Intergovernmental Purchasing Alliance Company, Second Lien Initial Term Loan, 3M US L + 7.50%, 05/22/2026(b)	1,260,000	1,209,600

	Principal Amount	Value
Business Equipment & Services (continued)
PriceWaterhouseCoopers, First Lien Initial Term Loan, 1M US L + 4.00%, 05/01/2025	$1,756,261	$1,759,712
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan, 1M US L + 3.50%, 06/01/2026	822,093	812,590
Revspring, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 10/11/2025	1,055,700	1,053,499
Sedgwick Claims Management Services, Inc., First Lien 2019 Term Loan, 1M US L + 3.75%, 09/03/2026	922,696	919,185
Sedgwick Claims Management Services, Inc., First Lien 2020 Term Loan, 1M US L + 4.25%, 1.00% Floor, 09/03/2026	535,950	537,847
Surveymonkey, Inc., First Lien Term Loan, 1W US L + 3.75%, 10/10/2025	1,800,809	1,798,558
ThoughtWorks, Inc., First Lien Incremental Term Loan, 1M US L + 3.25%, 0.50% Floor, 03/24/2028	693,750	693,174
TRC Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 06/21/2024	1,145,848	1,144,696
Virtusa Corp., First Lien Closing Date Term Loan, 1M US L + 4.25%, 0.75% Floor, 02/11/2028	543,396	544,757
Wash MultiFamily Acquisition, Inc., First Lien Initial Canadian Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	91,763	91,591
Wash MultiFamily Acquisition, Inc., First Lien Initial US Term Loan, 1M US L + 3.25%, 1.00% Floor, 05/16/2022	669,221	667,967
Weld North Education LLC, First Lien 2020 Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/21/2027	2,463,143	2,461,776
		45,220,898

Cable & Satellite Television - 2.30%
NewCo I B.V., First Lien Facility AV1 Term Loan, 1M US L + 3.50%, 01/31/2029	500,000	499,287
Numericable U.S. LLC, First Lien USD TLB-[12] Term Loan, 1M US L + 3.69%, 01/31/2026	1,845,232	1,834,087
Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 0.75% Floor, 09/25/2026	1,643,169	1,644,476
UPC Financing Partnership, First Lien Facility AV Term Loan, 1M US L + 3.50%, 01/31/2029	500,000	499,287
		4,477,137

Chemical & Plastics - 3.94%
Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 0.75% Floor, 08/27/2026	1,635,031	1,659,385
Composite Resins Holding B.V., First Lien Initial Term Loan, 3M US L + 4.25%, 1.00% Floor, 08/01/2025	2,048,595	2,051,155
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/29/2027	426,471	427,183
DCG Acquisition Corp., First Lien B Term Loan, 1M US L + 4.50%, 09/30/2026(b)	1,480,000	1,478,150
PQ Corp., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 02/07/2027	342,141	343,032
Spectrum Holdings III Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 1.00% Floor, 01/31/2025	369,121	353,050
Vantage Specialty Chemicals, Inc., First Lien Closing Date Term Loan, 3M US L + 3.50%, 1.00% Floor, 10/28/2024	853,524	808,006
Vantage Specialty Chemicals, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 1.00% Floor, 10/27/2025	588,834	551,357
		7,671,318

Clothing & Textiles - 0.37%
S&S Holdings LLC, First Lien Initial Term Loan, 2M US L + 5.00%, 0.50% Floor, 03/11/2028	740,000	722,425

Conglomerates - 1.44%
Genuine Financial Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.75%, 07/11/2025	1,132,490	1,117,745
Output Services Group, Inc., First Lien B Term Loan, 3M US L + 4.50%, 1.00% Floor, 03/27/2024	463,118	393,650
Sabre GLBL, Inc., First Lien 2020 Other B Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/17/2027	194,634	196,947
Spring Education Group, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 07/30/2025	1,145,739	1,097,286
		2,805,628

Containers & Glass Products - 3.04%
Charter NEX US, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/01/2027	1,392,505	1,397,107
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 1M US L + 3.50%, 0.50% Floor, 03/02/2028	956,722	946,408

	Principal Amount	Value
Containers & Glass Products (continued)
IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan, 3M US L + 3.75%, 09/11/2023	$875,250	$869,780
IBC Capital, Ltd., Second Lien Tranche B-1 Term Loan, 3M US L + 7.00%, 09/11/2024	507,363	501,021
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan, 3M US L + 4.00%, 1.00% Floor, 11/03/2025	1,630,932	1,632,286
Strategic Materials Holding Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 1.00% Floor, 10/31/2025	533,333	264,000
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan, 3M US L + 3.00%, 1.00% Floor, 10/17/2024	305,526	303,187
		5,913,789

Diversified Insurance - 0.63%
CP VI Bella Midco LLC, Second Lien Initial Term Loan, 1M US L + 6.75%, 12/29/2025	364,286	365,501
Ryan Specialty Group LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 0.75% Floor, 09/01/2027	858,699	860,128
		1,225,629

Drugs - 1.69%
Albany Molecular Research, Inc., First Lien 2020 Term Loan, 3M US L + 3.50%, 1.00% Floor, 08/30/2024	349,125	349,706
Albany Molecular Research, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 1.00% Floor, 08/30/2024	542,649	543,229
Arbor Pharmaceuticals LLC, First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 07/05/2023	1,070,634	1,039,586
Cambrex Corp., First Lien Tranche B-2 Dollar Term Loan, 1M US L + 3.50%, 0.75% Floor, 12/04/2026	1,358,876	1,360,860
		3,293,381

Ecological Services & Equipment - 0.95%
EnergySolutions LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 05/09/2025	1,844,366	1,840,908

Electronics/Electric - 24.50%
Applovin Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/15/2025	294,168	294,277
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 1M US L + 3.75%, 10/02/2025	1,558,663	1,553,972
Brave Parent Holdings, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 04/18/2025	1,147,375	1,148,333
ConvergeOne Holdings, Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 01/04/2026	1,764,000	1,708,602
CPI International, Inc., Second Lien Initial Term Loan, 1M US L + 7.25%, 1.00% Floor, 07/26/2025(b)	209,020	193,343
DCert Buyer, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/16/2026	1,426,717	1,426,025
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 1M US L + 7.00%, 02/19/2029	647,969	654,047
Delta Topco, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/01/2027	1,916,793	1,917,138
ECI Macola/MAX Holding LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 11/09/2027	2,043,061	2,039,486
Endurance International Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.50%, 0.75% Floor, 02/10/2028	787,746	780,853
Excelitas Technologies Corp., First Lien Initial USD Term Loan, 3M US L + 3.50%, 1.00% Floor, 12/02/2024	206,709	206,961
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 02/18/2027	812,957	813,632
Flexera Software LLC, First Lien B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/03/2028	722,181	724,438
Gigamon, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 12/27/2024	2,212,871	2,218,414
Help/Systems Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 11/19/2026	1,304,643	1,313,612
Hyland Software, Inc., First Lien 2018 Refinancing Term Loan, 1M US L + 3.50%, 0.75% Floor, 07/01/2024	382,186	382,465
Hyland Software, Inc., Second Lien 2021 Refinancing Term Loan, 1M US L + 6.25%, 0.75% Floor, 07/07/2025	652,768	655,487
Idera, Inc., First Lien B-1 Term Loan, 6M US L + 3.75%, 0.75% Floor, 03/02/2028	1,216,793	1,210,861
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 01/12/2026	1,309,038	1,310,569
Infinite BidCo LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/02/2028	710,448	706,896

	Principal Amount	Value
Electronics/Electric (continued)
Internet Brands, Inc., First Lien 2020 June New Term Loan, 1M US L + 3.75%, 1.00% Floor, 09/13/2024	$1,098,436	$1,099,908
Internet Brands, Inc., First Lien Amendment No. 2 Initial Term Loan, 1M US L + 3.50%, 09/13/2024	691,242	684,806
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/01/2027	248,126	247,630
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 1.00% Floor, 12/01/2027	1,800,000	1,809,567
LI Group Holdings, Inc., First Lien 2021 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/11/2028	721,600	724,306
MA FinanceCo. LLC, First Lien Tranche B-4 Term Loan, 3M US L + 4.25%, 1.00% Floor, 06/05/2025	876,232	883,352
MACOM Technology Solutions Holdings, Inc., First Lien Initial Term Loan, 1M US L + 2.25%, 05/17/2024	339,420	338,007
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	402,523	403,102
MH SUB I LLC, Second Lien 2021 Replacement Term Loan, 1M US L + 6.25%, 02/23/2029	675,113	680,177
MLN US HoldCo LLC, First Lien B Term Loan, 1M US L + 4.50%, 11/30/2025	1,208,107	1,071,017
Navico, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 1.00% Floor, 03/31/2023	593,061	567,856
Park Place Technologies LLC, First Lien Closing Date Term Loan, 1M US L + 5.00%, 1.00% Floor, 11/10/2027	1,440,000	1,440,000
Perforce Software, Inc., First Lien New Term Loan, 1M US L + 3.75%, 07/01/2026	631,472	626,341
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan, 1M US L + 4.00%, 04/26/2024	2,178,321	2,175,326
Project Angel Parent LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 05/30/2025	1,137,018	1,137,018
Project Leopard Holdings, Inc., First Lien 2018 Repricing Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	537,542	537,273
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 1.00% Floor, 07/05/2024	1,198,644	1,197,596
Quest Software US Holdings, Inc., First Lien Initial Term Loan, 3M US L + 4.25%, 05/16/2025	948,220	948,983
Quest Software US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.25%, 05/18/2026	2,607,692	2,610,404
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,512,312	1,511,654
S2P Acquisition Borrower, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 08/14/2026	985,000	986,852
SonicWall US Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 05/18/2026	1,440,000	1,366,200
Sophia LP, First Lien Closing Date Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/07/2027	596,512	597,072
Syncsort, Inc., First Lien Facility B2 Term Loan, 3M US L + 4.25%, 0.75% Floor, 03/19/2028	2,583,681	2,570,763
Triton Solar US Acquisition Co., First Lien Initial Term Loan, 3M US L + 6.00%, 10/29/2024(b)	194,443	190,311
		47,664,932

Equipment Leasing - 0.58%
Spin Holdco, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 03/04/2028	1,126,794	1,118,641

Financial Intermediaries - 1.24%
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan, 3M US L + 4.00%, 1.00% Floor, 03/26/2028	1,514,961	1,516,855
PI UK Holdco II, Ltd., First Lien Facility B1 Term Loan, 1M US L + 3.50%, 1.00% Floor, 01/03/2025	902,463	902,923
		2,419,778

Food Products - 1.90%
Alphabet Holding Company, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/26/2024	1,597,692	1,588,833
Froneri International, Ltd., Second Lien Facility Term Loan, 1M US L + 5.75%, 01/31/2028	100,800	102,375
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 1M US L + 4.00%, 1.00% Floor, 12/18/2026	534,377	536,493
TKC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 02/01/2023	702,747	687,873
TKC Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 8.00%, 1.00% Floor, 02/01/2024	831,382	775,696
		3,691,270

	Principal Amount	Value
Food Service - 3.29%
CEC Entertainment, Inc., Exit Facility, First Lien Initial Term Loan, 1M US L + 1.00%, 1.00% Floor, 12/30/2025	$439,944	$602,723
CEC Entertainment, Inc., Second Lien Term Loan, 3M US L + 6.50%, 1.00% Floor, 12/30/2027	298,917	293,237
Fogo de Chao, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.25%, 1.00% Floor, 04/07/2025	714,583	676,474
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 1.00% Floor, 02/05/2025	596,923	592,921
IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2027	722,951	721,256
Quidditch Acquisition, Inc., First Lien B Term Loan, 3M US L + 7.00%, 1.00% Floor, 03/21/2025	1,714,364	1,680,077
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 0.75% Floor, 02/05/2027	620,406	617,648
Tacala Investment Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 0.75% Floor, 02/04/2028	1,207,931	1,208,438
		6,392,774

Food/Drug Retailers - 0.82%
EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	1,257,356	1,239,395
EG Group, Ltd., First Lien Facility B Term Loan, 3M US L + 4.00%, 02/07/2025	135,069	133,140
EG Group, Ltd., First Lien Term Loan, 3M US L + 4.25%, 0.50% Floor, 03/11/2026	216,019	214,129
		1,586,664

Healthcare - 19.71%
Alvogen Pharma US, Inc., First Lien 2018 Refinancing Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/04/2022	1,620,432	1,611,827
athenahealth, Inc., First Lien B-1 Term Loan, 3M US L + 4.25%, 02/11/2026	1,489,304	1,494,889
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 1M US L + 3.75%, 02/27/2026	1,781,821	1,732,821
BioClinica Holding I LP, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/20/2023	1,173,668	1,174,155
BioClinica Holding I LP, Second Lien Initial Term Loan, 1M US L + 8.25%, 1.00% Floor, 10/21/2024	789,474	790,133
Carestream Health, Inc., First Lien 2023 Extended Term Loan, 3M US L + 6.75%, 1.00% Floor, 05/08/2023	128,296	128,096
Carestream Health, Inc., Second Lien 2023 Extended Term Loan, 3M US L + 4.50, 8.00% PIK, 1.00% Floor, 08/08/2023	3,533,665	3,227,420
CHG Healthcare Services, Inc., 3M US L + 3.00%, 1.00% Floor, 06/07/2023	1,074,420	1,072,405
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US L + 4.00%, 07/01/2026(c)	63,624	62,749
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	1,170,179	1,154,089
CPI Holdco LLC, First Lien B-1 Term Loan, 1M US L + 4.00%, 11/04/2026	678,597	678,851
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	1,454,102	1,259,318
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.50%, 03/05/2026	368,703	353,494
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan, 3M US L + 5.00%, 1.00% Floor, 05/14/2027	1,719,474	1,715,897
Lanai Holdings II, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/29/2022	914,992	911,332
LifePoint Health, Inc., First Lien B Term Loan, 1M US L + 3.75%, 11/16/2025	1,576,083	1,574,744
Maravai Intermediate Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 1.00% Floor, 10/19/2027	1,151,850	1,159,049
Navicure, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 10/22/2026	903,913	906,742
NMSC Holdings, Inc., First Lien Initial Term Loan, 3M US L + 5.00%, 1.00% Floor, 04/19/2023	1,359,842	1,342,504
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US L + 4.75%, 0.75% Floor, 02/28/2028	1,370,370	1,358,133
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.75%, 03/31/2027	864,343	860,470
PetVet Care Centers LLC, First Lien 2021 Replacement Term Loan, 1M US L + 3.50%, 0.75% Floor, 02/14/2025	606,793	606,262
Phoenix Guarantor, Inc., First Lien Tranche B-2 Retired 04/08/2021 Term Loan, 1M US L + 3.75%, 0.50% Floor, 03/05/2026	134,853	133,989
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US L + 3.50%, 03/05/2026	674,264	669,945

	Principal Amount	Value
Healthcare (continued)
Pluto Acquisition I, Inc., First Lien 2020 Incremental Term Loan, 1M US L + 5.00%, 0.50% Floor, 06/22/2026	$184,154	$184,844
Project Ruby Ultimate Parent Corp., First Lien Closing Date Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/10/2028	728,295	726,475
Sunshine Luxembourg VII SARL, First Lien Facility B3 Term Loan, 3M US L + 3.75%, 0.75% Floor, 10/01/2026	356,466	356,555
Surgery Center Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 1.00% Floor, 09/03/2024	1,487,676	1,475,820
Tecostar Holdings, Inc., First Lien 2017 Term Loan, 3M US L + 3.50%, 1.00% Floor, 05/01/2024	1,637,788	1,614,925
TTF Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 03/24/2028(b)	207,934	207,934
U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 06/23/2024	1,905,919	1,884,344
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 0.75% Floor, 12/20/2027(b)	564,911	566,323
Verscend Holding Corp., First Lien B-1 Term Loan, 3M US L + 4.00%, 08/27/2025	1,923,774	1,926,448
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 07/02/2025	731,250	710,687
Vyaire Medical, Inc., First Lien Term Loan, 3M US L + 4.75%, 1.00% Floor, 04/16/2025	149,035	127,952
YI LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 1.00% Floor, 11/07/2024	1,373,560	1,318,618
Zest Acquisition Corp., Second Lien Initial Term Loan, 1M US L + 7.50%, 1.00% Floor, 03/13/2026	1,285,714	1,260,000
		38,340,239

Home Furnishings - 1.46%
AI Aqua Merger Sub, Inc., First Lien 2017 Incremental Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	619,200	617,652
AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan, 1M US L + 3.25%, 1.00% Floor, 12/13/2023	1,036,729	1,037,056
APX Group, Inc., First Lien Initial Term Loan, 1M US L + 5.00%, 12/31/2025	1,178,248	1,179,886
		2,834,594

Industrial Equipment - 4.48%
Apex Tool Group LLC, First Lien Third Amendment Term Loan, 1M US L + 5.25%, 1.25% Floor, 08/01/2024	1,502,320	1,504,086
Blount International, Inc., First Lien New Refinancing Term Loan, 1M US L + 3.75%, 1.00% Floor, 04/12/2023	172,093	172,738
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.00%, 1.00% Floor, 07/19/2024	1,101,015	1,098,494
FCG Acquisitions, Inc., First Lien Delayed Draw Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	92,129	91,726
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	483,677	481,561
Justrite Safety Group, First Lien Delayed Draw Term Loan, 1M US L + 4.50%, 06/28/2026(b)(c)	43,170	41,551
Justrite Safety Group, First Lien Initial Term Loan, 1M US L + 4.50%, 06/28/2026(b)	798,644	768,695
LTI Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 09/06/2025	1,225,677	1,209,461
LTI Holdings, Inc., Second Lien Initial Term Loan, 1M US L + 6.75%, 09/06/2026(b)	382,979	381,543
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 1M US L + 5.00%, 05/28/2026	316,397	310,188
Titan Acquisition, Ltd., First Lien Initial Term Loan, 3M US L + 3.00%, 03/28/2025	1,298,437	1,274,292
Vertical Midco GmbH, First Lien Facility B Term Loan, 6M US L + 4.25%, 07/30/2027	1,375,497	1,380,572
		8,714,907

Insurance - 1.13%
Baldwin Risk Partners LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 0.75% Floor, 10/14/2027(b)	940,275	940,275
HIG Finance 2, Ltd., First Lien 2021 Dollar Refinancing Term Loan, 1M US L + 3.25%, 0.75% Floor, 11/12/2027	747,340	746,302
Outcomes Group Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 10/24/2025	383,891	380,534

	Principal Amount	Value
Insurance (continued)
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 10/26/2026(b)	$133,136	$130,140
		2,197,251

Leisure Goods/Activities/Movies - 3.19%
Alterra Mountain Company, First Lien Additional Term Loan, 1M US L + 4.50%, 1.00% Floor, 08/01/2026	1,110,656	1,116,209
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 3M US L + 3.00%, 04/22/2026	744,500	646,204
Amplify Finco Pty, Ltd., First Lien U.S. Dollar Term Loan, 1M US L + 4.25%, 0.75% Floor, 11/26/2026(b)	1,199,614	1,181,620
Crown Finance US, Inc., First Lien Initial Dollar Tranche Term Loan, 3M US L + 2.50%, 1.00% Floor, 02/28/2025	735,844	630,854
Recess Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 1.00% Floor, 09/30/2024	1,104,215	1,096,513
SMG US Midco 2, Inc., First Lien 2020 Refinancing Term Loan, 3M US L + 2.50%, 01/23/2025	778,414	743,385
Travelport Finance SARL, First Lien Initial (Priority) Term Loan, 3M US L + 8.00, 6.50% PIK, 1.00% Floor, 02/28/2025(d)	260,153	265,464
Travelport Finance SARL, First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	647,022	528,436
		6,208,685

Nonferrous Metals/Minerals - 0.15%
American Rock Salt Company LLC, First Lien Initial Term Loan, 1M US L + 3.50%, 1.00% Floor, 03/21/2025	285,216	286,892

Oil & Gas - 1.41%
BCP Raptor II LLC, First Lien Initial Term Loan, 1M US L + 4.75%, 11/03/2025	324,653	310,449
Lower Cadence Holdings LLC, First Lien Initial Term Loan, 1M US L + 4.00%, 05/22/2026	492,986	482,305
Lucid Energy Group II Borrower LLC, First Lien Initial Term Loan, 1M US L + 3.00%, 1.00% Floor, 02/17/2025	1,247,102	1,210,206
PGS ASA, First Lien 2024 Term Loan, 3M US L + 7.50%, 03/19/2024	693,585	600,822
RDV Resources Properties LLC, First Lien Term Loan, 1M US L + 0.50%, 1.00% Floor, 03/29/2024(b)	300,713	145,846
		2,749,628

Property & Casualty Insurance - 0.30%
AssuredPartners, Inc., First Lien 2020 June Incremental Term Loan, 1M US L + 4.50%, 1.00% Floor, 02/12/2027	202,500	203,234
ExamWorks Group, Inc., 3M US L + 3.25%, 1.00% Floor, 07/27/2023	378,511	378,816
		582,050

Publishing - 2.05%
Champ Acquisition Corp., First Lien Initial Term Loan, 3M US L + 5.50%, 12/19/2025	1,252,612	1,251,491
Recorded Books, Inc., First Lien 2021 Replacement Term Loan, 1M US L + 4.00%, 08/29/2025	1,000,000	998,820
Shutterfly, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.00% Floor, 09/25/2026	1,153,394	1,159,241
Shutterfly, Inc., First Lien B-1 Term Loan, 3M US L + 6.50%, 1.00% Floor, 09/25/2026	566,679	568,096
		3,977,648

Radio & Television - 1.52%
E.W. Scripps Company, First Lien Tranche B-3 Term Loan, 1M US L + 3.00%, 0.75% Floor, 01/07/2028	900,150	898,395
Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	1,230,009	1,220,698
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan, 1M US L + 2.75%, 05/18/2025	888,337	841,824
		2,960,917

Retailers (except food & drug) - 0.85%
FBB Holdings III, Inc., First Lien Initial Term Loan, 3M US L + 9.00%, 1.00% Floor, 02/07/2024(b)	136,730	134,679
FBB Holdings III, Inc., Second Lien Initial Term Loan, 3M US L + 7.00, 6.00% PIK, 01/31/2025(b)(d)	52,559	43,362

	Principal Amount	Value
Retailers (except food & drug) (continued)
Petco Health and Wellness Company, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 0.75% Floor, 03/03/2028	$1,106,542	$1,103,947
PetSmart LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 0.75% Floor, 02/11/2028	365,733	365,678
Sports Authority, Inc., First Lien B Term Loan, 3M US L + 6.00%, 1.50% Floor, 11/16/2017(b)(e)	3,226,826	6,454
		1,654,120

Steel - 0.12%
Phoenix Services International LLC, First Lien B Term Loan, 1M US L + 3.75%, 1.00% Floor, 03/01/2025	236,179	234,629

Surface Transport - 1.62%
Drive Chassis Holdco LLC, Second Lien B Term Loan, 3M US L + 8.25%, 04/10/2026	867,138	881,719
SMB Shipping Logistics LLC, First Lien Term Loan, 3M US L + 4.00%, 1.00% Floor, 02/02/2024	1,158,492	1,159,940
The Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 3M US L + 3.75%, 0.75% Floor, 03/24/2026	1,103,019	1,098,883
		3,140,542

Telecommunications - 4.55%
Aventiv Technologies LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 1.00% Floor, 11/01/2024	134,908	125,288
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 0.75% Floor, 12/17/2027	975,904	978,500
Ensono LP, First Lien Term Loan, 1M US L + 5.25%, 06/27/2025	992,854	994,095
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US L + 4.00%, 0.75% Floor, 12/01/2027	1,196,473	1,197,670
Masergy Holdings, Inc., First Lien 2017 Replacement Term Loan, 3M US L + 3.25%, 1.00% Floor, 12/15/2023	1,048,543	1,049,036
Masergy Holdings, Inc., Second Lien Initial Term Loan, 3M US L + 7.50%, 1.00% Floor, 12/16/2024	548,872	547,500
Peak 10 Holding Corp., First Lien Initial Term Loan, 3M US L + 3.50%, 08/01/2024	701,818	657,516
Rackspace Technology Global, Inc., First Lien 2021 B Term Loan, 3M US L + 2.75%, 0.75% Floor, 02/15/2028	958,150	950,911
TierPoint LLC, First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 0.75% Floor, 05/05/2026	2,361,654	2,352,550
		8,853,066

Utilities - 0.38%
Eastern Power LLC, First Lien Term Loan, 3M US L + 3.75%, 1.00% Floor, 10/02/2025	301,682	285,297
Green Energy Partners/Stonewall LLC, First Lien B-1 Conversion Advances Term Loan, 3M US L + 5.50%, 1.00% Floor, 11/13/2021	483,750	453,971
		739,268

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $248,410,924)		247,506,954

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 4.99%
Structured Finance Obligations - 4.99%
522 Funding CLO 2021-7, Ltd., 3M US L + 6.22%, 04/23/2034(b)(f)	500,000	495,700
Barings CLO, Ltd. 2020-II, 3M US L + 7.90%, 10/15/2033(b)(f)	500,000	505,235
CARLYLE US CLO 2018-2, Ltd., 3M US L + 5.25%, 10/15/2031(b)(f)	500,000	468,052
Eaton Vance CLO 2013-1, Ltd., 3M US L + 6.80%, 01/15/2034(b)(f)	500,000	500,924
Fort Washington CLO 2019-1, 3M US L + 7.25%, 10/20/2032(b)(f)	500,000	497,787
Galaxy XXVII CLO, Ltd., 3M US L + 5.78%, 05/16/2031(b)(f)	625,000	601,416
HPS Loan Management 6-2015, Ltd., 3M US L + 5.10%, 02/05/2031(b)(f)	833,000	761,641
Kayne CLO 5, Ltd., 3M US L + 6.70%, 07/24/2032(b)(f)	250,000	250,438
Kayne CLO II, Ltd., 3M US L + 6.00%, 10/15/2031(b)(f)	750,000	735,911
Neuberger Berman Loan Advisers CLO 27, Ltd., 3M US L + 5.20%, 01/15/2030(b)(f)	667,000	634,969
Octagon Investment Partners 43, Ltd., 3M US L + 6.60%, 10/25/2032(b)(f)	500,000	497,191
OHA Credit Funding 6, Ltd., 3M US L + 7.33%, 07/20/2031(b)(f)	250,000	251,042
PPM CLO 3, Ltd. 04/17/2034(b)(f)	500,000	493,741
Romark CLO II, Ltd., 3M US L + 3.35%, 07/25/2031(b)(f)	250,000	244,519
Tiaa Clo III, Ltd., 3M US L + 5.90%, 01/16/2031(b)(f)	2,500,000	2,272,923

	Principal Amount	Value
Structured Finance Obligations (continued)
Voya CLO 2019-4, Ltd., 3M US L + 7.48%, 01/15/2033(b)(f)	$250,000	$252,156
Wellfleet CLO 2020-1, Ltd., 3M US L + 7.24%, 04/15/2033(b)(f)	250,000	246,879
		9,710,524

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $10,032,320)		9,710,524

CONVERTIBLE CORPORATE BOND - 0.01%
Oil & Gas - 0.01%
PGS ASA, 5.000%, 02/09/2024(b)	93,075	24,269

TOTAL CONVERTIBLE CORPORATE BOND
(Cost $10,900)		24,269

CORPORATE BONDS - 29.70%
Aerospace & Defense - 0.56%
TransDigm, Inc.:
8.000%, 12/15/2025(f)	380,000	414,200
6.250%, 03/15/2026(f)	631,000	669,778
		1,083,978

Brokers, Dealers & Investment Houses - 0.52%
AG Issuer LLC, 6.250%, 03/01/2028(f)	972,000	1,019,385

Building & Development - 3.26%
Builders FirstSource, Inc., 6.750%, 06/01/2027(f)	468,000	504,270
Cornerstone Building Brands, Inc., 6.125%, 01/15/2029(f)	529,000	564,377
Foundation Building Materials, Inc., 6.000%, 03/01/2029(f)	902,000	891,852
Griffon Corp., 5.750%, 03/01/2028	1,816,000	1,934,040
JELD-WEN, Inc., 6.250%, 05/15/2025(f)	771,000	823,043
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	284,000	314,590
Tutor Perini Corp., 6.875%, 05/01/2025(f)	1,264,000	1,308,619
		6,340,791

Business Equipment & Services - 1.53%
Austin BidCo, Inc., 7.125%, 12/15/2028(f)	258,000	262,999
Diebold Nixdorf, Inc., 9.375%, 07/15/2025(f)	567,000	632,560
Iron Mountain, Inc.:
5.000%, 07/15/2028(f)	278,000	284,605
5.250%, 07/15/2030(f)	280,000	289,254
Outfront Media Capital LLC / Outfront Media Capital Corp., 6.250%, 06/15/2025(f)	1,430,000	1,514,906
		2,984,324

Cable & Satellite Television - 2.76%
Altice France Holding SA, 6.000%, 02/15/2028(f)	1,140,000	1,125,345
Altice France SA, 7.375%, 05/01/2026(f)	1,250,000	1,301,688
CSC Holdings LLC, 4.625%, 12/01/2030(f)	1,064,000	1,048,040
Virgin Media Finance PLC, 5.000%, 07/15/2030(f)	629,000	629,000
Virgin Media Secured Finance PLC, 4.500%, 08/15/2030(f)	823,000	831,024
VMed O2 UK Financing I PLC, 4.250%, 01/31/2031(f)	438,000	426,875
		5,361,972

Chemical & Plastics - 0.60%
FXI Holdings, Inc.:
7.875%, 11/01/2024(f)	228,000	235,410
12.250%, 11/15/2026(f)	209,000	239,141
WR Grace & Co.-Conn, 4.875%, 06/15/2027(f)	660,000	684,057
		1,158,608

	Principal Amount	Value
Containers & Glass Products - 2.02%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027(f)	$1,333,000	$1,361,100
Flex Acquisition Co., Inc., 6.875%, 01/15/2025(f)	575,000	585,177
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC, 6.000%, 09/15/2028(f)	288,000	297,900
Trident TPI Holdings, Inc.:
9.250%, 08/01/2024(f)	437,000	466,498
6.625%, 11/01/2025(f)	1,200,000	1,225,374
		3,936,049

Diversified Insurance - 1.73%
HUB International, Ltd., 7.000%, 05/01/2026(f)	1,364,000	1,417,762
NFP Corp., 6.875%, 08/15/2028(f)	1,879,000	1,951,811
		3,369,573

Electronics/Electric - 2.76%
Banff Merger Sub, Inc., 9.750%, 09/01/2026(f)	484,000	516,138
Boxer Parent Co., Inc., 7.125%, 10/02/2025(f)	111,000	119,207
Plantronics, Inc., 4.750%, 03/01/2029(f)	2,244,000	2,210,340
Spectrum Brands, Inc., 5.500%, 07/15/2030(f)	300,000	321,562
Veritas US, Inc. / Veritas Bermuda, Ltd., 7.500%, 09/01/2025(f)	2,123,000	2,207,708
		5,374,955

Farming/Agriculture - 0.13%
Central Garden & Pet Co., 4.125%, 10/15/2030	252,000	254,992

Food Products - 0.75%
Dole Food Co., Inc., 7.250%, 06/15/2025(f)	572,000	589,160
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed, 4.625%, 03/01/2029(f)	851,000	859,527
		1,448,687

Food Service - 0.21%
IRB Holding Corp., 7.000%, 06/15/2025(f)	386,000	416,195

Healthcare - 4.03%
Acadia Healthcare Co., Inc., 5.500%, 07/01/2028(f)	1,268,000	1,337,264
DaVita, Inc., 4.625%, 06/01/2030(f)	1,400,000	1,428,154
Envision Healthcare Corp., 8.750%, 10/15/2026(f)	1,875,000	1,394,175
Team Health Holdings, Inc., 6.375%, 02/01/2025(f)	1,500,000	1,329,270
Tenet Healthcare Corp., 5.125%, 11/01/2027(f)	1,200,000	1,257,840
US Acute Care Solutions LLC, 6.375%, 03/01/2026(f)	1,048,000	1,088,610
		7,835,313

Home Furnishings - 0.30%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028(f)	550,000	573,320

Industrial Equipment - 0.24%
Vertical Holdco GmbH, 7.625%, 07/15/2028(f)	215,000	231,582
Vertical US Newco, Inc., 5.250%, 07/15/2027(f)	233,000	244,359
		475,941

Leisure Goods/Activities/Movies - 0.85%
Cinemark USA, Inc., 5.875%, 03/15/2026(f)	883,000	906,346
Lions Gate Capital Holdings LLC, 5.500%, 04/15/2029(f)	754,000	755,968
		1,662,314

Nonferrous Metals/Minerals - 0.23%
Minerals Technologies, Inc., 5.000%, 07/01/2028(f)	429,000	443,479

	Principal Amount	Value
Oil & Gas - 0.23%
CSI Compressco LP / CSI Compressco Finance, Inc.:
7.500%, 04/01/2025(f)	$116,000	$118,102
10.000%, 10.75% PIK, 04/01/2026(d)(f)	361,000	319,485
		437,587

Property & Casualty Insurance - 0.76%
AssuredPartners, Inc., 7.000%, 08/15/2025(f)	1,136,000	1,177,708
GTCR AP Finance, Inc., 8.000%, 05/15/2027(f)	286,000	307,808
		1,485,516

Radio & Television - 2.43%
Entercom Media Corp.:
6.500%, 05/01/2027(f)	1,191,000	1,234,174
6.750%, 04/02/2029(f)	185,000	192,460
Sinclair Television Group, Inc.:
5.125%, 02/15/2027(f)	419,000	409,834
5.500%, 03/01/2030(f)	750,000	730,643
4.125%, 12/01/2030(f)	442,000	426,806
Univision Communications, Inc., 6.625%, 06/01/2027(f)	1,616,000	1,728,797
		4,722,714

Steel - 0.60%
GrafTech Finance, Inc., 4.625%, 12/15/2028(f)	1,163,000	1,173,176

Surface Transport - 0.48%
XPO Logistics, Inc., 6.250%, 05/01/2025(f)	860,000	926,512

Telecommunications - 1.99%
CommScope Technologies LLC, 6.000%, 06/15/2025(f)	1,139,000	1,163,375
Connect Finco SARL / Connect US Finco LLC, 6.750%, 10/01/2026(f)	1,390,000	1,482,143
Zayo Group Holdings, Inc., 4.000%, 03/01/2027(f)	1,242,000	1,221,886
		3,867,404

Utilities - 0.73%
Pike Corp., 5.500%, 09/01/2028(f)	1,397,000	1,424,940

TOTAL CORPORATE BONDS
(Cost $56,591,450)		57,777,725

	Shares
COMMON STOCK - 1.00%
Building & Development - 0.19%
Dayton Superior LLC(b)(g)	4,295	365,034

Food Service - 0.73%
CEC Brands, LLC - Equity(g)	78,923	1,420,614

Oil & Gas - 0.08%
RDV Resources, Inc.(b)(g)	17,619	–
SandRidge Energy, Inc.(g)	37,842	147,962
		147,962

TOTAL COMMON STOCK
(Cost $2,662,901)		1,933,610

	Shares	Value
WARRANTS - 0.13%
Healthcare - 0.13%
Carestream Health expires 12/31/2049 at $0.01(b)	71	$254,369

TOTAL WARRANTS
(Cost $0)		254,369

Total Investments- 163.07%
(Cost $317,708,495)		317,207,451

Liabilities in Excess of Other Assets - (0.59)%		(1,152,511)

Mandatory Redeemable Preferred Shares - (10.35)%
(liquidation preference plus distributions payable on term preferred shares)		(20,126,350)

Leverage Facility - (52.13)%		(101,400,000)

Net Assets - 100.00%		$194,528,590

Amounts above are shown as a percentage of net assets as of March 31, 2021.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
PIK - Payment in-kind

Reference Rates:
1W US L - 1 Week LIBOR as of March 31, 2021 was 0.09%
1M US L - 1 Month LIBOR as of March 31, 2021 was 0.11%
2M US L - 2 Month LIBOR as of March 31, 2021 was 0.13%
3M US L - 3 Month LIBOR as of March 31, 2021 was 0.19%
6M US L - 6 Month LIBOR as of March 31, 2021 was 0.21%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.
(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	A portion of this position was not funded as of March 31, 2021. The Portfolio of Investments records only the funded portion of each position. As of March 31, 2021, the Fund has unfunded delayed draw loans in the amount of $229,020. Fair value of these unfunded delayed draws was $224,555.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Security is in default as of period end and is therefore non-income producing.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $64,984,627, which represented approximately 33.41% of net assets as of March 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone Long-Short Credit Income Fund (“BGX” or the “Fund”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to Blackstone Liquid Credit Strategies LLC (formerly known as GSO / Blackstone Debt Funds Management LLC) (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

On May 22, 2020, the SEC declared effective a registration statement filed under the “shelf” registration process for BGX. Pursuant to the shelf registration, BGX may offer, from time to time, in one or more offerings, up to $100,000,000 of common shares. These shares may be offered and sold to or through underwriters, through dealers or agents that BGX designates from time to time, directly to purchasers, through at-the-market ("ATM") offerings or through a combination of these methods. On August 19, 2020, BGX launched an ATM offering to sell up to $50,000,000 aggregate amount of its common shares. As of March 31, 2021, BGX has not yet sold any shares pursuant to this shelf registration.

Investment Objectives: BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate bonds of varying maturities. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: BGX’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees (the “BGX Board”). Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the BGX Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of BGX’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following table summarizes the valuation of BGX’s investments under the fair value hierarchy levels as of March 31, 2021:

Blackstone Long-Short Credit Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Building & Development	$–	$5,600,011	$389,288	$5,989,299
Business Equipment & Services	–	43,426,962	1,793,936	45,220,898
Chemical & Plastics	–	6,193,168	1,478,150	7,671,318
Electronics/electric	–	47,281,278	383,654	47,664,932
Healthcare	–	37,565,982	774,257	38,340,239
Industrial Equipment	–	7,523,118	1,191,789	8,714,907
Insurance	–	1,126,836	1,070,415	2,197,251
Leisure Goods/Activities/Movies	–	5,027,065	1,181,620	6,208,685
Oil & Gas	–	2,603,782	145,846	2,749,628
Retailers (except food & drug)	–	1,469,625	184,495	1,654,120
Other	–	81,095,677	–	81,095,677
Collateralized Loan Obligation Securities
Structured Finance Obligations	–	–	9,710,524	9,710,524

Blackstone Long-Short Credit Income Fund (continued)
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Convertible Corporate Bond
Oil & Gas	$–	$–	$24,269	$24,269
Corporate Bonds	–	57,777,725	–	57,777,725
Common Stock
Building & Development	–	–	365,034	365,034
Oil & Gas	147,962	–	–	147,962
Other	–	1,420,614	–	1,420,614
Warrants
Healthcare	–	–	254,369	254,369
Total	$147,962	$298,111,843	$18,947,646	$317,207,451

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Liabilities
Net Unrealized Depreciation on Unfunded Loan Commitments	$–	$(1,045)	$(1,651)	$(2,696)
Total	$–	$(1,045)	$(1,651)	$(2,696)

*	Refer to the Fund’s Portfolio of Investments for a listing of securities by type.

The changes of the fair value of investments for which BGX has used Level 3 inputs to determine the fair value are as follows:

Blackstone Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligation Securities	Convertible Corporate Bond	Common Stock	Warrants	Unfunded Loan Commitments	Total
Balance as of December 31, 2020	$24,388,707	$5,117,387	$-	$1,091,915	$-	$(2,463)	$30,595,546
Accrued discount/ premium	46,021	1,392	-	-	-	-	47,413
Realized Gain/(Loss)	82,810	88,858	-	-	-	-	171,668
Change in Unrealized Appreciation/(Depreciation)	680,522	(64,983)	13,369	693,733	254,369	812	1,577,822
Purchases	2,936,945	5,317,871	10,900	-	-	-	8,265,716
Sales Proceeds	(4,876,778)	(750,001)	-	-	-	-	(5,626,779)
Transfer into Level 3	1,650,014	-	-	-	-	-	1,650,014
Transfer out of Level 3	(16,314,791)	-	-	(1,420,614)	-	-	(17,735,405)
Balance as of March 31, 2021	$8,593,450	$9,710,524	$24,269	$365,034	$254,369	$(1,651)	$18,945,995
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2021	$182,352	$12,000	$13,369	$-	$254,369	$812	$462,902

Information about Level 3 fair value measurements as of March 31, 2021:

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$8,593,450	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	$9,710,524	Third-party vendor pricing service	Broker quotes	N/A
Convertible Corporate Bond	$24,269	Option Pricing Model	Yield Discount Rate(a)	19.0%
			Volatility(a)	65%

Blackstone Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Common Stock	$365,034	Third-party vendor pricing service	Broker quotes	N/A
	-	Performance Multiple Methodology	EBTDA Multiple(a)	3.0x
Warrants	$254,369	Performance Multiple Methodology	EBITDA Multiple(a)	4.75x
Unfunded Loan Commitments	$(1,651)	Third-party vendor pricing service	Broker quotes	N/A

(a)	As of March 31, 2021 a change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield Discount Rate	Decrease	Increase
Volatility	Increase	Decrease
EBITDA Multiple	Increase	Decrease

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest Income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

COVID-19 and Global Economic and Market Conditions: The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on certain non- essential businesses have caused disruption in the U.S. and global economies. Although an economic recovery is partially underway, it continues to be gradual, uneven, and characterized by meaningful dispersion across sectors and regions. The estimates and assumptions underlying the Fund’s financial statements are based on the information available as of March 31, 2021. The estimates and assumptions include judgments about financial market and economic conditions which have changed, and may continue to change, over time.

NOTE 3. SENIOR AND SECURED FLOATING RATE LOANS

BGX includes first and second lien secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships, and other business entities (“Borrowers”), in its definition of “Secured Loans”. Under normal market conditions, at least 70% of BGX’s Managed Assets (defined below) will be invested in Secured Loans. BGX defines its “Managed Assets” as total assets (including any assets attributable to any leverage used) minus the sum of BGX’s accrued liabilities (other than liabilities related to the principal amount of leverage). At March 31, 2021, 78.34% of BGX’s Managed Assets were held in Secured Loans.

Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Secured Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (“LIBOR”), plus a premium or credit spread.

Changes in the method of determining LIBOR, or the replacement of LIBOR with an alternative reference rate, may adversely affect the Fund’s credit arrangement and the Fund’s CLO transactions. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out LIBOR as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining USD LIBOR settings immediately following the LIBOR publication on June 30, 2023. The U.S. Federal Reserve System (“FRS”), Office of the Comptroller of the Currency, and Federal Deposit Insurance Corporation have issued guidance encouraging market participants to adopt alternatives to LIBOR in new contracts as soon as practicable and no later than December 31, 2021, and the FCA has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the FRS, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”). Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and the Fund’s existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, the Fund and its obligors may need to amend or restructure their existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond December 31, 2021, or June 30, 2023, depending on the applicable LIBOR tenor and pending the outcome of the LIBOR administrator’s consultation. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers the Fund currently owns or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on the Fund’s business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, the Fund anticipates there may be additional risks to the Fund’s current processes and information systems that will need to be identified and evaluated by the Fund. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on the Fund’s business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of nonpayment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2021, BGX had invested $25,222,216 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BGX.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BGX typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BGX, and such defaults could reduce NAV and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BGX may acquire Loans through assignments or participations. BGX typically acquires these Loans through assignment, and if BGX acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines which seek to mitigate credit and counterparty risk in the atypical situation when BGX must acquire a Loan through a participation.

BGX has invested in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying a CLO are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLO debt securities, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place on a date earlier than legal maturity from refinancing of the senior debt tranches.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of March 31, 2021, BGX had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

	Blackstone Long-Short Credit Income Fund
Borrower	Par Value	Fair Value
Justrite Safety Group, First Lien Delayed Draw Term Loan	$55,414	$53,336
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan	173,606	171,219
Total	$229,020	$224,555

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with BGX’s valuation policies. For the period ended March 31, 2021, BGX recorded a net change in unrealized depreciation on unfunded loan commitments totaling $(1,392).

NOTE 5. LEVERAGE

The Fund has entered into a Credit Agreement (the “Agreement”) with a bank to borrow money pursuant to a revolving line of credit (“Leverage Facility”) dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, July 25, 2017, and February 23, 2018 and as further amended and restated on June 20, 2018, and as further amended and restated on July 25, 2019 and as amended on July 23, 2020, to borrow up to a limit of $122 million, with $41 million for tranche A loans (“BGX Tranche A Loans”) and $81 million for tranche B loans (“BGX Tranche B Loans”). Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.95% above LIBOR for Tranche A Loans, 1.15% above LIBOR for one (1) month interest period Tranche B Loans and 1.00% above LIBOR for three (3), six (6) and nine (9) months interest periods Tranche B Loans, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable for each of Tranche A Loans and Tranche B Loans is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. At March 31, 2021, BGX had borrowings outstanding under its Leverage Facility of $101,400,000, at an interest rate of 1.15%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2021. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period ended March 31, 2021 the average borrowings under BGX's Leverage Facility and the average interest rate were $99,505,556 and 1.17% respectively.

On July 27, 2016, BGX issued 20,000 Mandatory Redeemable Preferred Shares (“MRPS”) with an aggregate liquidation preference of $20,000,000. As of February 11, 2021, the MRPS were rated “AA” by Fitch Ratings. On February 12, 2021, Fitch Ratings downgraded the ratings on the MRPS to A. The downgrade was driven by changes to Fitch Ratings’ rating criteria for closed-end funds, rather than by any fundamental changes to the Fund’s credit profiles. The dividend rate on the Fund’s MRPS will increase if the credit rating for the Fund is downgraded below “A” by Fitch Ratings or the equivalent rating of other nationally recognized statistical ratings organizations as prescribed in the relevant MRPS governing documents. BGX used the proceeds of the offering to make additional investments for BGX’s portfolio. The final redemption date of the MRPS is July 27, 2023. BGX makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%.

Under the Agreement and the governing documents of the MRPS, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Fund’s custodian, The Bank of New York Mellon. As of March 31, 2021, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage. As of March 31, 2021, BGX’s leverage represented 38.43% of the Fund’s Managed Assets (with the borrowings under the Leverage Facility representing 32.10% of Managed Assets and the MRPS representing 6.33% of Managed Assets).